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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 11, 2000

                             ----------------------

                               BELL SPORTS CORP.
             (Exact name of registrant as specified in its charter)

              CALIFORNIA                                0-19873                               36-367178
    (State or other Jurisdiction of              (Commission File No)           (I.R.S. Employer Identification No.)
            incorporation)



                  6350 SAN IGNACIO AVENUE
                   SAN JOSE, CALIFORNIA                                               95119
         (Address of principal executive offices)                                   (Zip Code)
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       Registrant's telephone number, including area code: (408) 574-3400

                                 Not applicable
         (Former name or former address, if changed since last report.)


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Item 1.  Change in Control of Registrant.

         On June 13, 2000, Bell Sports Corp., a Delaware corporation (the
"Company"), entered into an Agreement and Plan of Merger (the "Merger
Agreement") with Bell Sports Holdings, L.L.C., a Delaware limited liability company ("Bell Sports Holdings"), and Andsonica Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Bell Sports Holdings ("Andsonica
Acquisition"). The Merger Agreement provided, subject to the conditions contained therein, for the merger (the "Merger") of Andsonica Acquisition with and into the Company, with the Company continuing as the surviving corporation.
Bell Sports Holdings and Andsonica Acquisition are both newly formed entities created by Chartwell Investments II L.L.C. ("Chartwell") for the purpose of entering into the Merger Agreement and engaging in the transactions contemplated thereby. The Merger Agreement was approved by the Board of Directors of the Company prior to its execution and was approved by the stockholders of the Company by written consent on June 13, 2000. On August 11, 2000, pursuant to a
Certificate of Merger filed with the Secretary of State of the State of Delaware, Andsonica Acquisition merged with and into the Company. In the Merger,
(i) all of the issued and outstanding common shares of Andsonica Acquisition were converted into 943,925 shares of common stock of the Company, (ii) each share of Class A Common Stock and Class B Common Stock of the Company issued and outstanding immediately prior to the Merger was converted into the right to receive (i) cash, (ii) cash and indebtedness of the Company post-Merger, or
(iii) common stock of the Company post-Merger. Immediately following the Merger, Bell Sports Holdings owned approximately 94.4% of the equity of the Company.
Immediately prior to the Merger, Brentwood Associates Buyout Fund II, L.P., CB
Capital Investors, L.P., and an affiliate of Charlesbank Equity Fund IV, Limited
Partnership together owned approximately 79.8% of the common stock of the Company. In addition, at the effective time of the Merger, the Board of Directors of Andsonica Acquisition became the Board of Directors of the Company.
As a result, the Board of Directors of the Company consists of Mary George, Richard Willis, Todd Berman and Michael Shein.

         Prior to the Merger, Bell Sports Holdings was capitalized with approximately $101 million (the "Capital Contribution"). The Capital
Contribution, together with approximately $2.7 million of borrowings under the New Credit Agreement (as defined below), were used to pay the cash portion of the merger consideration.

         In connection with the Merger, in order to finance a portion of the costs and expenses related to the Merger and to support operating capital requirements, the Company and its wholly-owned direct subsidiary, Bell Sports, Inc. ("BSI"), entered into a new senior secured credit agreement (the "New
Credit Agreement"). Pursuant to the New Credit Agreement, up to $75 million of revolving bank financing (the "Revolving Credit Facility") will be available on a revolving basis to BSI, subject to borrowing base requirements. In addition, up to $110 million in term loans (the "Term Loans") will be available to BSI under the New Credit Agreement to refinance existing indebtedness of the Company and BSI. Immediately following the Merger, BSI used borrowings under the Revolving Credit Facility to pay in full all of its outstanding obligations under that certain Credit Agreement dated August 17, 1998 among the Company, BSI, the financial institutions parties thereto as Lender, Societe Generale and DLJ Capital Funding, Inc.

         In connection with the Merger, BSI also entered into an investment agreement (the "Investment Agreement") pursuant to which certain investors will purchase, subject to certain conditions, senior subordinated notes of BSI (the
"New Notes") in an aggregate original principal amount of up to $50,000,000. The
New Notes will be accompanied by common stock purchase warrants representing up to 5.5% of the fully-diluted equity of the Company.

         Consummation of the Merger constituted a change of control under the Indenture governing the outstanding 11% Senior Subordinated Notes (the "11%
Notes") due 2008 issued by BSI. As a result, BSI expects to make a change of control offer to repurchase the 11% Notes (the "Change of Control Offer"). BSI will use borrowings under the Term Loans and proceeds from the issuance of the New Notes to finance the Change of Control Offer.

         This Current Report on Form 8-K contains or incorporates forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding future events and

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the Company's plans, goals, objectives and expectations. The inclusion of such forward-looking information should not be regarded as a representation that the future events, plans, goals, objectives or expectations the Company contemplates will be achieved. These risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

         The following is a list of exhibits filed as part of this Current
         Report.

    Number        Description

     2.1          Agreement and Plan of Merger among Bell Sports Holdings,
                  L.L.C., Andsonica Acquisition Corp., and Bell Sports Corp., dated June 13, 2000 (incorporated herein by reference to Exhibit 2 to the Form 8-K filed on June 15, 2000).

     2.2          First Amendment to Agreement and Plan of Merger among Bell
                  Sports Holdings, L.L.C., Andsonica Acquisition Corp., and Bell
                  Sports Corp., dated August 3, 2000.

     3.1          Amended and Restated Certificate of Incorporation of Bell
                  Sports Corp.

     3.2          Amended and Restated Bylaws of Bell Sports Corp.

     4.1          Form of 18% Senior Non-Negotiable Merger Note due 2000.

     4.2          Investment Agreement, dated August 11, 2000, by and among
                  Bell Sports, Inc., Bell Sports Corp. and First Union
                  Investors, Inc., GarMark Partners, L.P. and Fleet Corporate
                  Finance, Inc.

     4.3          Form of Warrant of Bell Sports Corp.

     4.4          Form of 13% Senior Subordinated Note Due August 15, 2008 of
                  Bell Sports, Inc.

     4.5 Form of Securities Holders and Registration Rights Agreement by and among Bell Sports Holdings, L.L.C., Bell Sports Corp.
                  and the Investors signatory thereto.

     4.6          Securities Agreement dated as of June 13, 2000, among Bell
                  Sports Holdings, L.L.C., Andsonica Acquisition Corp., Bell
                  Sports Corp., and the security holders listed therein.

     4.7          Noncompetition and Nonsolicitation Agreement dated as of June
                  13, 2000, among Bell Sports Corp., Charlesbank Capital
                  Partners LLC, Brentwood Private Equity LLC and Bell Sports
                  Holdings, L.L.C.

     10.1         Revolving Credit and Term Loan Agreement, dated August 11,
                  2000, by and among Bell Sports, Inc., Bell Sports Corp., Fleet
                  National Bank, First Union National Bank and certain other lending institutions (collectively, the "Lenders"), First
                  Union National Bank, as syndication agent for the Lenders and Fleet National Bank, as administrative agent for the Lenders.

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     10.2         Employment Agreement between Bell Sports Corp., Bell Sports,
                  Inc. and Mary George dated August 11, 2000.

     10.3 Amended and Restated Promissory Note dated August 11, 2000, between Bell Sports, Inc. and Mary George.

     10.4         Amended and Restated Collateral Pledge Agreement between Bell
                  Sports, Inc. and Mary George dated August 11, 2000.

     10.5         Employment Agreement between Bell Sports Corp., Bell Sports,
                  Inc. and Richard Willis dated August 11, 2000.

     20.1 Press Release dated June 13, 2000 (incorporated herein by reference to Exhibit 20.1 to the Form 8-K filed on June 15,
                  2000).

     20.2 Press Release dated June 14, 2000 (incorporated herein by reference to Exhibit 20.2 to the Form 8-K filed on June 15,
                  2000).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BELL SPORTS CORP.



Dated:  August 18, 2000                  By: /s/ Richard S Willis
                                            ------------------------------------
                                            Richard S Willis
                                            Chief Executive Officer




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                                EXHIBIT INDEX

         The following is a list of exhibits filed as part of this Current
         Report.

    Number        Description

     2.1          Agreement and Plan of Merger among Bell Sports Holdings,
                  L.L.C., Andsonica Acquisition Corp., and Bell Sports Corp., dated June 13, 2000 (incorporated herein by reference to Exhibit 2 to the Form 8-K filed on June 15, 2000).

     2.2          First Amendment to Agreement and Plan of Merger among Bell
                  Sports Holdings, L.L.C., Andsonica Acquisition Corp., and Bell
                  Sports Corp., dated August 3, 2000.

     3.1          Amended and Restated Certificate of Incorporation of Bell
                  Sports Corp.

     3.2          Amended and Restated Bylaws of Bell Sports Corp.

     4.1          Form of 18% Senior Non-Negotiable Merger Note due 2000.

     4.2          Investment Agreement, dated August 11, 2000, by and among
                  Bell Sports, Inc., Bell Sports Corp. and First Union
                  Investors, Inc., GarMark Partners, L.P. and Fleet Corporate
                  Finance, Inc.

     4.3          Form of Warrant of Bell Sports Corp.

     4.4          Form of 13% Senior Subordinated Note Due August 15, 2008 of
                  Bell Sports, Inc.

     4.5 Form of Securities Holders and Registration Rights Agreement by and among Bell Sports Holdings, L.L.C., Bell Sports Corp.
                  and the Investors signatory thereto.

     4.6          Securities Agreement dated as of June 13, 2000, among Bell
                  Sports Holdings, L.L.C., Andsonica Acquisition Corp., Bell
                  Sports Corp., and the security holders listed therein.

     4.7          Noncompetition and Nonsolicitation Agreement dated as of June
                  13, 2000, among Bell Sports Corp., Charlesbank Capital
                  Partners LLC, Brentwood Private Equity LLC and Bell Sports
                  Holdings, L.L.C.

     10.1         Revolving Credit and Term Loan Agreement, dated August 11,
                  2000, by and among Bell Sports, Inc., Bell Sports Corp., Fleet
                  National Bank, First Union National Bank and certain other lending institutions (collectively, the "Lenders"), First
                  Union National Bank, as syndication agent for the Lenders and Fleet National Bank, as administrative agent for the Lenders.

     10.2         Employment Agreement between Bell Sports Corp., Bell Sports,
                  Inc. and Mary George dated August 11, 2000.

     10.3 Amended and Restated Promissory Note dated August 11, 2000, between Bell Sports, Inc. and Mary George.

     10.4         Amended and Restated Collateral Pledge Agreement between Bell
                  Sports, Inc. and Mary George dated August 11, 2000.

     10.5         Employment Agreement between Bell Sports Corp., Bell Sports,
                  Inc. and Richard Willis dated August 11, 2000.

     20.1 Press Release dated June 13, 2000 (incorporated herein by reference to Exhibit 20.1 to the Form 8-K filed on June 15,
                  2000).

     20.2 Press Release dated June 14, 2000 (incorporated herein by reference to Exhibit 20.2 to the Form 8-K filed on June 15,
                  2000).



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